                                    Exhibit 10.9

AMENDMENT NUMBER 6 TO THE
MET LIFE AUXILIARY PENSION PLAN
(RESTATED JANUARY 1, 2008)

The MetLife Auxiliary Pension Plan (the “Plan”) is hereby amended, effective as of March 15, 2018, by replacing the preamble to the Plan with the following:
“Metropolitan Life Insurance Company ("Company") hereby amends and restates the
MetLife Auxiliary Pension Plan ("Plan") effective June 30, 2006. Effective March 15, 2018, the Plan is renamed the MetLife Auxiliary Retirement Plan.

Part I

Part I of this Plan document contains the provisions of the Plan that govern 409A
Benefits as defined in Article 4.l(a) of Part I. All references to "409A" or "Section
409A" in this Plan are references to Section 409A of the Internal Revenue Code and the
regulations thereunder.”

IN WITNESS WHEREOF, the Company has caused this Amendment to be adopted in its name and behalf this 5th day of March, 2018, by its officer thereunto duly authorized.

METROPOLITAN LIFE INSURANCE COMPANY

By:___/s/ Andrew J. Bernstein___________________
Andrew J. Bernstein
Administrator

ATTEST:__/s/ Danielle Hodorowski_______________